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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 1998, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.



NAME                                                                   WHERE INCORPORATED
----                                                                   ------------------
A S Ruffel (Mozambique) Limitada................................................Mozambique
A S Ruffel (Private) Ltd........................................................Zimbabwe
A/O Pfizer......................................................................Russia
AMS Medical Systems AG..........................................................Switzerland
Adforce Inc.....................................................................New York
Anaderm Research Corp...........................................................Delaware
Bioindustria Farmaceutici S.p.A.................................................Italy
Biomedical Sensors (Holdings) Limited...........................................United Kingdom
Blue Cross S.r.l................................................................Italy
C.P. Pharmaceuticals International C.V..........................................Netherlands
Charwell Pharmaceuticals Limited................................................United Kingdom
Community Care Health Solutions Inc.............................................Delaware
Compania Distribuidora Del Centro, S.A. de C.V..................................Mexico
Duchem Laboratories Limited.....................................................India
Farkemo S.r.l...................................................................Italy
Farminova, Produtos Farmaceuticos de Inovacao, Lda..............................Portugal
HII Holding, LLC................................................................Delaware
Harmag, Inc.....................................................................Panama
Health Care Ventures, Inc.......................................................Delaware
Healthcare Market Research......................................................New York
Heinrich Mack Nachf G.m.b.H. & Co...............................................Germany
Howmedica France S.C.A..........................................................France
Howmedica Handelsgesellschaft G.m.b.H...........................................Austria
Invicta Farma, S.A..............................................................Spain
Irkafarm S.r.l..................................................................Italy
Laboratoire Beral, S.A..........................................................France
Laboratoires Pfizer S.A.........................................................Morocco
Laboratorios Pfizer Lda.........................................................Portugal
Laboratorios Pfizer Ltda........................................................Brazil
Laboratorios Pfizer de Venezuela, S.A...........................................Venezuela
Leema Chemicals & Cosmetics Pvt. Ltd............................................India
MED Urological, Inc.............................................................Minnesota
MTG Divestitures Limited........................................................United Kingdom
MTG Divestitures Inc............................................................Delaware
MTG Divestitures Pty. Ltd.......................................................Australia
Measureaim......................................................................United Kingdom
Nefox Farma, S.A................................................................Spain


NAME                                                                   WHERE INCORPORATED
----                                                                   ------------------
Nostrum Farma, S.A..............................................................Spain
Orsim, S.A......................................................................France
PFIZER, S.A., S. en C...........................................................Spain
PQI Inc.........................................................................Canada
PT. Pfizer Indonesia............................................................Indonesia
Pfizer (Ireland) Limited........................................................Ireland
Pfizer (Malaysia) Sendirian Berhad..............................................Malaysia
Pfizer (Namibia) (Proprietary) Limited..........................................Namibia
Pfizer A.B......................................................................Sweden
Pfizer A.G......................................................................Switzerland
Pfizer A/S......................................................................Denmark
Pfizer A/S......................................................................Norway
Pfizer Agricare Pty. Ltd........................................................Australia
Pfizer Algerie Sante et Nutrition Animale s.p.a.................................Algeria
Pfizer Animal Health B.V........................................................Netherlands
Pfizer Animal Health Korea Ltd..................................................South Korea
Pfizer Animal Health S.A........................................................Belgium
Pfizer B.V......................................................................Netherlands
Pfizer Beteiligungs G.m.b.H.....................................................Germany
Pfizer Bioquimicos S.A..........................................................Venezuela
Pfizer C.A......................................................................Ecuador
Pfizer Canada Inc...............................................................Canada
Pfizer Chemical Corp. Ltd.......................................................Isle of Man
Pfizer Commercial Holdings Limited..............................................Isle of Man
Pfizer Continental Holdings.....................................................Ireland
Pfizer Corporation..............................................................Panama
Pfizer Corporation Austria G.m.b.H..............................................Austria
Pfizer Egypt S.A.E..............................................................Egypt
Pfizer Enterprises Inc..........................................................Delaware
Pfizer European Service Center N.V..............................................Belgium
Pfizer G.m.b.H..................................................................Germany
Pfizer Global Holdings B.V......................................................Netherlands
Pfizer Group Limited............................................................United Kingdom
Pfizer H.C.P. Corporation.......................................................New York
Pfizer Health Solutions Inc.....................................................Delaware
Pfizer Hellas, A.E..............................................................Greece
Pfizer Holdings France..........................................................France
Pfizer Holding Mexico, S. de R.L. de C.V........................................Mexico
Pfizer Holding und Verwaltungs G.m.b.H..........................................Germany
Pfizer Holdings B.V.............................................................Netherlands
Pfizer Holdings Europe..........................................................Ireland
Pfizer Holdings Ireland.........................................................Ireland
Pfizer Ilaclari A.S.............................................................Turkey
Pfizer International Bank Europe................................................Ireland
Pfizer International Corporation................................................Panama
Pfizer International Holdings Limited...........................................Ireland
Pfizer International Inc........................................................New York
Pfizer Italiana S.p.A...........................................................Italy
Pfizer Laboratories (Proprietary) Limited.......................................South Africa
Pfizer Laboratories Korea Limited...............................................South Korea


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



NAME                                                                   WHERE INCORPORATED
----                                                                   ------------------

Pfizer Laboratories Limited.....................................................Kenya
Pfizer Laboratories Limited.....................................................New Zealand
Pfizer Laboratories Limited.....................................................Pakistan
Pfizer Limitada.................................................................Angola
Pfizer Limited..................................................................Ghana
Pfizer Limited..................................................................India
Pfizer Limited Korea............................................................South Korea
Pfizer Limited..................................................................Tanzania
Pfizer Limited..................................................................Thailand
Pfizer Limited..................................................................Uganda
Pfizer Limited..................................................................United Kingdom
Pfizer Ltd......................................................................Taiwan
Pfizer Manufacturing Ireland....................................................Ireland
Pfizer Manufacturing LLC........................................................Delaware
Pfizer Med-Inform Beratungs G.m.b.H.............................................Austria
Pfizer Medical Systems, Inc.....................................................Delaware
Pfizer Medical Technology Group (Belgium) N.V...................................Belgium
Pfizer Medical Technology Group (Netherlands) BV................................Netherlands
Pfizer Medical Technology Group Aktiebolag......................................Sweden
Pfizer Medical Technology Group Limited.........................................United Kingdom
Pfizer Medical Technology Group Pension Trustees Limited........................United Kingdom
Pfizer Netherlands L.P..........................................................New York
Pfizer Overseas, Inc............................................................Delaware
Pfizer Oy.......................................................................Finland
Pfizer Pension Trustees (Ireland) Limited.......................................Ireland
Pfizer Pension Trustees Ltd.....................................................United Kingdom
Pfizer Pharm Algerie SPA........................................................Algeria
Pfizer Pharmaceutical Trading Limited Liability Company.........................Hungary
Pfizer Pharmaceuticals B.V......................................................Netherlands
Pfizer Pharmaceuticals Inc.
     [a/k/a Pfizer Seiyaku Kabushiki Kaisha (PSK)]..............................Japan
Pfizer Pharmaceuticals Korea Limited............................................South Korea
Pfizer Pharmaceuticals Ltd......................................................People's Republic of China
Pfizer Pharmaceuticals Production Corporation...................................Panama
Pfizer Pharmaceuticals Production Corporation (Partnership).....................Ireland
Pfizer Pharmaceuticals Production Corporation Limited...........................Isle of Man
Pfizer Pharmaceuticals, Inc.....................................................Delaware
Pfizer Pharmaceutics Israel Ltd.................................................Israel
Pfizer Pigments Inc.............................................................Delaware
Pfizer Polska Sp. z.o.o.........................................................Poland
Pfizer Private Limited..........................................................Singapore
Pfizer Production LLC...........................................................Delaware
Pfizer Products Inc.............................................................Connecticut
Pfizer Pty. Ltd.................................................................Australia
Pfizer Research and Development Company N.V./S.A................................Belgium
Pfizer Ringaskiddy Production Company...........................................Isle of Man
Pfizer S.A......................................................................Peru
Pfizer S.A......................................................................Belgium
Pfizer S.A......................................................................Colombia
Pfizer S.A......................................................................Costa Rica
Pfizer S.A......................................................................France

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



NAME                                                                   WHERE INCORPORATED
----                                                                   ------------------

Pfizer S.A......................................................................Venezuela
Pfizer S.G.P.S. Lda.............................................................Portugal
Pfizer S.R.L....................................................................Argentina
Pfizer Saidal Manufacturing.....................................................Algeria
Pfizer Service Company Ireland..................................................Ireland
Pfizer Servicios de Mexico, S.A. de C.V.........................................Mexico
Pfizer Shoji Co., Ltd...........................................................Japan
Pfizer Specialties Limited......................................................Nigeria
Pfizer Technologies Ltd.........................................................United Kingdom
Pfizer Trading Corp.............................................................Taiwan
Pfizer Tunisie..................................................................Tunisia
Pfizer Zona Franca S.A..........................................................Costa Rica
Pfizer s.r.o....................................................................Czech Republic
Pfizer, Inc.....................................................................Philippines
Pfizer, S.A. [a/k/a Pfizer Pharmaceutical]......................................Spain
Pfizer, S.A. de C.V.............................................................Mexico
Programmable Pump Technologies, Inc.............................................Delaware
Quigley Company Inc.............................................................New York
Radiologic Sciences, Inc........................................................California
Restiva S.r.l...................................................................Italy
Roerig A.B......................................................................Sweden
Roerig B.V......................................................................Netherlands
Roerig Farmaceutici Italiana S.p.A..............................................Italy
Roerig S.A......................................................................Chile
Roerig, Produtos Farmaceuticos, Lda.............................................Portugal
S.D. Investments Pty. Ltd.......................................................Australia
Shiley Incorporated.............................................................California
Shiley International............................................................California
Shiley Ltd......................................................................United Kingdom
Site Realty, Inc................................................................Delaware
SmithKline Animal Health (Proprietary) Limited..................................South Africa
SmithKline Animal Health (SWA) (Pty) Ltd........................................Namibia
SmithKline Beecham Animal Health (Singapore) Private Limited....................Singapore
SmithKline Beecham Animal Health (Taiwan) Limited...............................Taiwan
Taylor Kosmetik G.m.b.H.........................................................Germany
The Kodiak Company Ltd..........................................................Bermuda
Unicliffe Limited...............................................................United Kingdom
VMI Acquisition Corp............................................................California
Vinci Farma, S.A................................................................Spain



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